UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 30, 2011 (August 26, 2011)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Asset-Backed Note Offering
On August 26, 2011, our Avis Budget Rental Car Funding (AESOP) LLC subsidiary (the “Issuer”) issued $650 million of asset-backed securities, comprised of $565.5 million aggregate principal amount of Series 2011-5 3.27% Rental Car Asset Backed Notes, Class A and $84.5 million aggregate principal amount of Series 2011-5 4.72% Rental Car Asset Backed Notes, Class B (together, the “Notes”).  The Issuer issued the Notes under the Series 2011-5 Supplement (the "2011-5 Supplement") dated August 26, 2011, between the Issuer and The Bank of New York Mellon Trust Company, N.A. (“BNYMellon”), as trustee and as Series 2011-5 Agent, to the Second Amended and Restated Base Indenture (the “Base Indenture”), dated as of June 3, 2004, as amended, between the Issuer and BNYMellon, as trustee.

The Notes are secured under the Base Indenture primarily by vehicles in our domestic fleet and other related assets.  A copy of the Series 2011-5 Supplement is attached hereto as Exhibit 10.1 and is incorporated by reference herein, and a copy of the press release announcing the issuance of the Notes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Certain purchasers of the Notes, and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Ford Purchase Agreement
On August 26, 2011, our subsidiary Avis Budget Car Rental, LLC (“ABCR”) and Ford Motor Company (“Ford”) entered into a letter agreement (the “Agreement”) for the purchase of vehicles from Ford dealers.

The Agreement sets forth the terms and conditions related to ABCR’s purchase of vehicles from Ford dealers for the 2012 vehicle model year.  The Agreement also sets forth the terms and conditions related to Ford’s guaranteed auction value program, which guarantees the price of certain vehicles purchased by ABCR under the Agreement when sold at auction.

The Agreement is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Notes under the heading "Asset-Backed Note Offering" in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Series 2011-5 Supplement, dated as of August 26, 2011, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2011-5 Agent.
10.2	Avis Budget Car Rental 2012 Model Year Program Letter dated August 26, 2011 between Avis Budget Car Rental, LLC and Ford Motor Company*
99.1	Press Release dated August 26, 2011.

*The Company has applied for confidential treatment of portions of this Exhibit.  Accordingly, portions thereof have been omitted and filed separately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Michael K. Tucker
Name:	Michael K. Tucker
Title:	Executive Vice President and General Counsel

Date: August 30, 2011

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated August 30, 2011 (August 26, 2011)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Series 2011-5 Supplement, dated as of August 26, 2011, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2011-5 Agent.
10.2	Avis Budget Car Rental 2012 Model Year Program Letter dated August 26, 2011 between Avis Budget Car Rental, LLC and Ford Motor Company*
99.1	Press Release dated August 26, 2011.

*The Company has applied for confidential treatment of portions of this Exhibit.  Accordingly, portions thereof have been omitted and filed separately.